--------------------------------------------------------------------------------

                                 LOAN AGREEMENT

                                     BETWEEN

                PUERTO RICO INDUSTRIAL, MEDICAL, EDUCATIONAL AND
         ENVIRONMENTAL POLLUTION CONTROL FACILITIES FINANCING AUTHORITY

                                       AND

                        EL CONQUISTADOR PARTNERSHIP L.P.

                             DATED FEBRUARY 7, 1991

                             ----------------------

                                  $120,000,000

                     INDUSTRIAL REVENUE BONDS, 1991 SERIES A
               CONVERTIBLE INDUSTRIAL REVENUE BONDS, 1991 SERIES B
                     INDUSTRIAL REVENUE BONDS, 1991 SERIES C
                        (EL CONQUISTADOR RESORT PROJECT)

--------------------------------------------------------------------------------

         THIS LOAN AGREEMENT HAS BEEN ASSIGNED BY PUERTO RICO INDUSTRIAL, MEDICAL, EDUCATIONAL AND ENVIRONMENTAL POLLUTION CONTROL FACILITIES FINANCING AUTHORITY TO THE TRUSTEE UNDER THE TRUST AGREEMENT AS THE SAME MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME. A COPY OF THE TRUST AGREEMENT MAY BE INSPECTED AT THE CORPORATE TRUST OFFICE.










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



                                TABLE OF CONTENTS

(This Table of Contents is not a part of the Loan Agreement but is for convenience of reference only.)



                                 ARTICLE I                                         Page

                      DEFINITIONS AND RULES OF CONSTRUCTION

    Section 1.01.    Definitions.....................................................I-1
    Section 1.02.    Rules of Construction...........................................I-8

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

    Section 2.01.    Representations and Warranties by the Authority................II-1
    Section 2.02.    Representations, Warranties and Covenants by the
                     Borrower.......................................................II-1

                                   ARTICLE III

               CONSTRUCTION OF THE PROJECT; ISSUANCE OF THE BONDS;
                                LETTER OF CREDIT

    Section 3.01     Construction of Project.......................................III-1
    Section 3.02     Revision of Description of Project............................III-1
    Section 3.03     Agreement to Issue the Bonds..................................III-1
    Section 3.04     Disbursements from Project Fund...............................III-1
    Section 3.05     Borrower Required to Pay Cost of Project......................III-2
    Section 3.06     Establishment of Completion Date; Verification of Cost
                     of the Project................................................III-2
    Section 3.07     The Letter of Credit; Successor Letter of Credit..............III-2
    Section 3.08     Conditions Precedent to Issuance of the Bonds.................III-4

                                   ARTICLE IV

                LOAN BY THE AUTHORITY TO THE BORROWER; REPAYMENT;
                             MAINTENANCE; INDEMNITY

    Section 4.01     Loan by the Authority; Repayment...............................IV-1


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

    Section 4.02     No Set-Off.....................................................IV-2
    Section 4.03     Prepayments....................................................IV-2
    Section 4.04     Covenant to Operate and Maintain Project.......................IV-2
    Section 4.05     Expenses.......................................................IV-3
    Section 4.06     Indemnification................................................IV-3
    Section 4.07     Past Due Payments..............................................IV-5
    Section 4.08     Insurance......................................................IV-5

                                    ARTICLE V

                               FURTHER AGREEMENTS

    Section 5.01     Covenant to Maintain Existence..................................V-1
    Section 5.02     Authority's Covenant to Cooperate...............................V-1
    Section 5.03     No Warranty by Authority........................................V-1
    Section 5.04     Right of Inspection.............................................V-1
    Section 5.05     Consent to Jurisdiction.  ......................................V-2
    Section 5.06     Officers of Authority Not Liable................................V-2
    Section 5.07     Indemnification with Respect to Government
                     Obligations.....................................................V-2
    Section 5.08     Annual Reports..................................................V-2
    Section 5.09     Consent to Assignment.  ........................................V-3
    Section 5.10     Maintenance of Source of Income; Indemnity; Change in
                     Law.............................................................V-3
    Section 5.11     Sale of Project. ...............................................V-7
    Section 5.12     Compliance with Applicable Law.  ...............................V-7
    Section 5.13     Authority's Performance of the Borrower's
                     Obligations.....................................................V-7
    Section 5.14     No Purchase of Bonds by Borrower; Exceptions....................V-8
    Section 5.15     Covenant to Notify..............................................V-8
    Section 5.16     No Interest of Authority in Project.............................V-8
    Section 5.17     Limitation of Liability.........................................V-8
    Section 5.18     Covenant as to Status under Bankruptcy Code.....................V-9

                                   ARTICLE VI

                                   ASSIGNMENT

    Section 6.01     Assignment by Borrower.........................................VI-1
    Section 6.02     Assignment by Authority........................................VI-1




                                      (ii)










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


                                   ARTICLE VII

                         EVENTS OF DEFAULT AND REMEDIES

    Section 7.01     Events of Default.............................................VII-1
    Section 7.02     Acceleration; Remedies........................................VII-4
    Section 7.03     Remedies Not Exclusive........................................VII-5
    Section 7.04     Attorney's Fees and Expenses. ................................VII-5
    Section 7.05     Waivers.......................................................VII-5

                                  ARTICLE VIII

                             PREPAYMENT OF THE LOAN

    Section 8.01     Option to Prepay Loan........................................VIII-1
    Section 8.02     Mandatory Prepayment of Loan.................................VIII-1
    Section 8.03     Relative Position of Loan Agreement and Trust
                     Agreement. ..................................................VIII-4

                                   ARTICLE IX

                                  MISCELLANEOUS

    Section 9.01     Termination....................................................IX-1
    Section 9.02     Reference to Bonds Ineffective After Bonds Paid................IX-1
    Section 9.03     No Additional Waiver Implied by One Waiver.....................IX-1
    Section 9.04     Authority Representative.......................................IX-1
    Section 9.05     Authorized Borrower Representative.............................IX-1
    Section 9.06     Confidential Information.  ....................................IX-2
    Section 9.07     Notices........................................................IX-2
    Section 9.08     Binding Effect.................................................IX-5
    Section 9.09     If Payment or Performance Date Not a Business Day..............IX-5
    Section 9.10     Severability...................................................IX-5
    Section 9.11     Amendments, Changes and Modifications..........................IX-5
    Section 9.12     Execution in Counterparts......................................IX-5
    Section 9.13     Applicable Law.................................................IX-5
    Section 9.14     No Charge Against Authority Credit.............................IX-5
    Section 9.15     Authority Not Liable...........................................IX-5
    Section 9.16     Loan Agreement Supersedes Prior Agreements.....................IX-6




                                      (iii)










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                                 LOAN AGREEMENT

         This LOAN AGREEMENT, dated February 7, 1991, by and between the parties appearing in the cover page hereof,

                              W I T N E S S E T H:

in consideration of the respective representations and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                      DEFINITIONS AND RULES OF CONSTRUCTION

         SECTION 1.01. DEFINITIONS. In addition to the words and terms elsewhere defined in this Loan Agreement, the following words and terms hereinbefore and hereinafter used shall have the following meanings:

         ACT: Act No. 121 of the Legislature of the Commonwealth, approved June 27, 1977, as amended, and all future acts supplemental thereto or amendatory thereof.

         ADMINISTRATIVE FEE: the single fee to the Authority in the amount of 1/2 of 1% of the aggregate principal amount of the Bonds.

         AUTHORITY: Puerto Rico Industrial, Medical, Educational and Environmental Pollution Control Facilities Financing Authority, a body corporate and politic constituting a public corporation and governmental instrumentality of the Commonwealth, or any successor thereto.

         AUTHORITY REPRESENTATIVE: each of the Persons designated at the time to act on behalf of the Authority by a certificate furnished to the Trustee, the Borrower and the Letter of Credit Bank containing the specimen signatures of such Persons and signed on behalf of the Authority by the Executive Director (as defined in the Trust Agreement).

         AUTHORIZED BORROWER REPRESENTATIVE: each of the Persons designated at the time to act on behalf of the Borrower by a certificate furnished to the Trustee, the Authority and the Letter of Credit Bank containing the specimen signatures of such Persons and signed on behalf of the Borrower by an authorized officer thereof.

         BOND FUND:  the fund created by Section 501 of the Trust Agreement.


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         BONDHOLDER:  the  Person  registered  as owner of any Bonds in the Bond
Register.

         BOND PURCHASE AGREEMENT: the Purchase Contract relating to the Bonds by and among the Authority, the Borrower, and the Underwriter, together with all permitted agreements amendatory thereof or supplemental thereto.

         BOND PURCHASE FUND: the fund created by Section 505 of the Trust Agreement.

         BOND REGISTER: the register to be maintained by the Trustee, as provided under Section 206 of the Trust Agreement.

         BONDS: the bonds authorized to be issued under Section 208 of the Trust Agreement.

         BORROWER: El Conquistador Partnership L.P., a limited partnership organized and existing under the laws of the State of Delaware, and its successors and permitted assigns, and any surviving, resulting or transferee entity.

         CHANGE IN LAW: the receipt by the Trustee from an attorney selected by the Trustee who is recognized as knowledgeable in tax matters under the Code as in effect on the date of such selection of an opinion to the effect that: (i) solely as a result of any repeal of or changes enacted to Section 936 of the Code (and not due to the particular circumstances of any Holder), the benefits of the 936 Credit applicable to interest on the Bonds are reduced or eliminated without the enactment of an equivalent substitute credit, exemption or deduction from income taxes under the Code as in effect on the effective date of such changes or (ii) solely as a result of a change enacted to the Code, interest on the Bonds is treated as an item of tax preference (or similar item) for federal corporate income tax purposes.

         CODE: the Federal Internal Revenue Code of 1986, and the regulations issued thereunder, as in effect on the Date of Issuance.

         COLLATERAL AGREEMENT: the Collateral Pledge Agreement, by and among the Borrower, the Authority and the Letter of Credit Bank, together with all permitted agreements amendatory thereof or supplemental thereto.

         COMMONWEALTH: the Commonwealth of Puerto Rico.

         COMPLETION DATE: the date of completion of the Project as certified in the manner provided in Section 3.06.


                                       I-2










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         CORPORATE  TRUST OFFICE:  the principal  office of the Trustee at Banco
Popular Center, Suite 503 Fifth Floor, Hato Rey, Puerto Rico 00918, or any other address at which its corporate trust business shall be administered at any particular time.

         COST: as applied to the Project, shall have the meaning set forth in the Act, and shall include but is not limited to the items of cost set forth in
Section 403 of the Trust Agreement.

         DATE  OF  ISSUANCE:  the  date  appearing  on  page  I-1 of  this  Loan
Agreement.

         ELIGIBLE FUNDS: funds defined as such under Regulation 3582.

         ELIGIBLE INSTITUTION: an institution defined as such under Regulation 3582.

         ELIGIBLE MONEYS: shall have the meaning assigned to such term under the Trust Agreement.

         ELIGIBLE INVESTMENT OBLIGATIONS: Investment Obligations that qualify as "Eligible Activities" under Regulation 3582.

         EVENTS OF  DEFAULT:  any one or more of the  occurrences  specified  in
Section 7.01.

         EVENT OF  TAXABILITY:  the receipt by the  Authority and the Trustee of
(a) a certificate of an Independent Accountant pursuant to Section 5.10(d)(1); or (b) an opinion of legal counsel knowledgeable in tax matters pursuant to
Section 5.10(d)(2)  (unless the same is contested pursuant to said Section);  or
(c) a final arbitration award pursuant to Section 5.10(d)(3), in each case to the effect that (i) the Borrower has failed to meet the requirements of Section 5.10(a), (b), and (c) or that the representations made in (xv) and (xvi) of
Section 2.02 are not true and correct, and (ii) that as a consequence thereof, under the Code as in effect on the date of such certificate or opinion the interest paid or accrued on Bonds held by any 936 Corporation is includable in gross income and subject to the payment of income taxes a credit for the payment of which is not otherwise available to such 936 Corporation.

         GOVERNMENT OBLIGATIONS: (i) direct obligations of, or obligations the principal of and the interest on which are unconditionally guaranteed by, the United States of America; and (ii) any certificates or other evidences of ownership in obligations or in specified portions thereof (which may consist of specified portions of the principal thereof or the interest thereon) of the character described in clause (i).


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         HIGHEST LAWFUL RATE:  the least of (i) 12% per annum,  (ii) the maximum rate of interest permitted to be paid on the Bonds by applicable Commonwealth law, and (iii) the maximum rate of interest that may be collected under the provisions of Article 3 C of Regulation No. 24-A, as amended by Regulations No. I, No. II, No. III and No. IV of the Board Regulating Rates of Interest and Financing Charges of the Commonwealth, approved on December 27, 1982 which is currently 2 percentage points over the annual interest rate equivalent to the gross yield resulting from the auction held by the Federal Home Loan Mortgage Corporation during the week immediately prior to the Date of Issuance, rounded to the nearest 1/8 of a percentage point.

         HOLDER:  the  Person  registered  as  owner  of any  Bonds  in the Bond
Register.

         INDEPENDENT ACCOUNTANT: a firm of certified public accountants, which may also be the firm which audits the financial statements of the Borrower, which is independent with respect to the Borrower within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

         INDUSTRIAL  FACILITIES:  shall have the  meaning  given to such term by
Section 3 of the Act as in effect on the Date of Issuance.

         INITIAL LETTER OF CREDIT: the irrevocable, transferable, stand-by letter of credit, substantially in the form of Exhibit A to the Initial Reimbursement Agreement, issued by the Initial Letter of Credit Bank in favor of the Trustee in an aggregate amount equal to the principal amount of the Bonds plus 120 days' interest thereon at the rate of 12% per annum, together with all permitted agreements amendatory thereof or supplemental thereto.

         INITIAL LETTER OF CREDIT BANK: The Mitsubishi Bank, Limited, acting through its New York Branch.

         INITIAL REIMBURSEMENT AGREEMENT: the Letter of Credit and Reimbursement Agreement, between the Borrower and the Initial Letter of Credit Bank, providing for, among other things, the issuance of the Initial Letter of Credit, together with all permitted agreements amendatory thereof or supplemental thereto.

         INVESTMENT AGREEMENT: an agreement providing for the investment of funds held under the Trust Agreement, whether in the form of an interest bearing time account, or any similar


                                       I-4










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arrangement other than a repurchase agreement,  entered into between the Trustee and a Qualified Financial Institution, in which, among other things, the Qualified Financial Institution represents that the funds invested thereunder will be invested in conformity with Section 6.2.6(b) of Regulation 3582.

                  INVESTMENT OBLIGATIONS: (i) Government Obligations, (ii) bonds, debentures or notes issued by any of the following Federal agencies:
Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Export-Import Bank of the United States, Governmental National Mortgage Association, Federal Land Banks, or the Federal National Mortgage Association (including participation certificates issued by such Association), (iii) obligations of the Commonwealth or any of its instrumentalities or political subdivisions which are rated in one of the four highest rating categories (without regard to any gradations within such categories by numerical qualifier or otherwise) by any nationally recognized securities rating service; (iv) all obligations issued or unconditionally guaranteed as to principal and interest by an agency or Person controlled or supervised by and acting as an instrumentality of the United States of America pursuant to authority granted by the Congress,
(v) time deposits, certificates of deposit or similar arrangements with the Trustee or any bank or banking association or trust company organized under the laws of the United States of America or any state thereof or of the Commonwealth having reported capital and surplus of not less than Fifty Million Dollars ($50,000,000) and reported deposits of not less than Two Hundred Fifty Million Dollars ($250,000,000) and which has been designated by the Secretary of the Treasury of the Commonwealth as a depository for public funds, fully secured in the manner provided in Section 601 of the Trust Agreement, (vi) bankers' acceptances (other than by the Borrower) drawn on and accepted by any commercial bank organized under the laws of the United States of America or any state thereof or of the Commonwealth which is a member of the Federal Deposit Insurance Corporation having reported capital and surplus of not less than Fifty Million Dollars ($50,000,000) and reported deposits of not less than Two Hundred Fifty Million Dollars ($250,000,000), (vii) repurchase agreements with respect to any of the investments or securities referred to in subsections (i), (ii),
(iii), (iv) or (v) above, (viii) commercial paper of any corporation whose commercial paper has been rated in the highest rating category (without


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regard  to any  gradations  within  such  category  by  numerical  qualifier  or otherwise) credit rating issued by any nationally recognized securities rating service, (ix) bonds, debentures, notes and other obligations of any corporation which are rated in the two highest categories (without regard to any gradations within such categories by numerical qualifier or otherwise) by any nationally recognized securities rating service, and (x) an Investment Agreement.

         LETTER OF CREDIT: the Initial Letter of Credit or any Successor Letter of Credit, as the case may be.

         LETTER OF CREDIT BANK: the Initial Letter of Credit Bank during the term of the Initial Letter of Credit, and thereafter the issuer of any Successor Letter of Credit.

         LIEN or LIENS: any mortgage, pledge, security interest, encumbrance, lien or charge of any kind including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof or any similar interest under the laws of the Commonwealth.

         LOAN AGREEMENT: this Loan Agreement, together with all permitted agreements amendatory hereof and supplemental hereto permitted by the Trust Agreement and the Reimbursement Agreement.

         MORTGAGE: collectively, the first mortgage on the Project and the leasehold mortgage on Palominos Island, constituted by deeds numbers one (1) and two (2), respectively dated the Date of Issuance, executed before Notary Public Leonor M. Aguilar Guerrero, to secure the Mortgage Note.

         MORTGAGE NOTE: collectively, the notes of the Borrower dated the Date of Issuance in the principal amounts of $120,000,000, $20,000,000, $612,000 and $2,000,000 secured by the Mortgage.

         936 CORPORATION: a corporation that has elected and qualifies for the 936 credit.

         936 CREDIT:  the income tax credit provided in Section 936.

         OFFICIAL STATEMENT: the Official Statement issued in respect of the Bonds.

         PARTNERSHIP AGREEMENT: the Partnership Agreement of the Borrower governed by the laws of the State of Delaware and executed on January 12, 1990, between Kumagai Caribbean, Inc. and WKA El Con Associates, together with all permitted agreements amendatory thereof or supplemental thereto.

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



         PAYMENT OF THE BONDS: full payment of the principal of, and premium, if any, and interest on all the Bonds in accordance with their terms, whether through payment at maturity, upon acceleration or redemption or provision for such payment in such a manner that the Bonds shall be deemed to have been paid under Article XIII of the Trust Agreement.

         PERSON:  any  individual,  corporation,   partnership,  joint  venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
government or any agency or political subdivision thereof.

         PLANS AND SPECIFICATIONS: the final plans and specifications for the Project, as approved by the Regulations and Permits Administration of the Commonwealth or as certified by an architect or engineer duly licensed in the Commonwealth, together with all amendments or supplements thereto so approved or certified.

         PRELIMINARY OFFICIAL STATEMENT: the Preliminary Official Statement issued in respect of the Bonds.

         PROJECT:  the  Industrial  Facilities  described  in Exhibit A attached
hereto  and  made  a  part  hereof,   including   any   modifications   thereof,
substitutions therefor or additions thereto, and excluding deletions therefrom.

         PROJECT FUND:  the fund created by Section 401 of the Trust Agreement.

         QPSII:  qualified  possession  source  investment  income as defined in
Section 936.

         QUALIFIED FINANCIAL INSTITUTION: a bank, trust company, national banking association or a corporation subject to registration with the Board of Governors of the Federal Reserve System under the Bank Holding Company Act of 1956 which is satisfactory to the Borrower and the Letter of Credit Bank and having combined capital and surplus of Fifty Million Dollars ($50,000,000), Government Development Bank for Puerto Rico or such other institution (including a government securities dealer) as may be acceptable to the Borrower and the Letter of Credit Bank.

         REGULATION 3582: Regulation Number 3582 issued by the Commissioner of Financial Institutions of the Commonwealth on January 29, 1988, as amended from time to time, and any successor regulation.


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         REIMBURSEMENT  AGREEMENT:  the Initial  Reimbursement  Agreement or the
Successor Reimbursement Agreement at any time in effect, as the case may be, together with all permitted agreements amendatory thereof or supplemental thereto.

         RELATED DOCUMENTS: the Trust Agreement, the Mortgage, the Mortgage Note, the Collateral Agreement and the Reimbursement Agreement individually or collectively, as the case may be.

         SECTION 936: Section 936 of the Code or any successor provision thereto.

         SUCCESSOR LETTER OF CREDIT: the irrevocable transferable letter of credit, reasonably acceptable in form to the Trustee, substantially similar to the Initial Letter of Credit, in an aggregate amount equal to the principal amount of the Bonds outstanding on the issue date of such letter of credit plus not less than 120 days' interest thereon at the rate of 12% per-annum, which meets the requirements of Section 3.07(b) of this Loan Agreement, together with all permitted agreements amendatory thereof or supplemental thereto.

         SUCCESSOR LETTER OF CREDIT BANK: the issuer of the Successor Letter of Credit.

         SUCCESSOR REIMBURSEMENT AGREEMENT: an agreement between the Borrower and the Successor Letter of Credit Bank, providing for, among other things, the issuance of the Successor Letter of Credit, together with all permitted agreements amendatory thereof or supplemental thereto.

         TAXABLE YEAR: the taxable year of the Borrower under the Code as in effect on any date of its determination; the term will include the annual accounting period for which the Borrower makes its income tax return, and will include an accounting period of less than 12 months if the Borrower makes a return for a period of less than 12 months.

         TRUST AGREEMENT: the Trust Agreement, dated the Date of Issuance, between the Authority and the Trustee, together will all permitted agreements amendatory thereof or supplemental thereto.

         TRUSTEE: the bank, banking association or trust company at the time serving as Trustee under the Trust Agreement.

         UNDERWRITER: Chase Securities (P.R.), Inc.

         SECTION 1.02. RULES OF CONSTRUCTION.



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         (a) Words of the  masculine  gender  shall be deemed and  construed  to include correlative words of the feminine and neuter genders.

         (b) Unless the context shall otherwise indicate, the words "Bonds", "Bondholder", "owner", "Holder", and "Person" shall include the plural as well as the singular number.

         (c) Words importing the redemption or calling for redemption of the Bonds shall not be deemed to refer to or connote the payment of Bonds at their stated maturity.

         (d) The captions or headings in this Loan Agreement are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Loan Agreement.

         (e) All references herein to particular articles, sections or exhibits are references to articles, sections or exhibits of this Loan Agreement unless some other reference is established.

         (f) Except as provided in Section 8.03, any inconsistency between the provisions of this Loan Agreement and the provisions of the Trust Agreement shall be resolved in favor of the provisions of the Trust Agreement.


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



                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         SECTION 2.01. REPRESENTATIONS AND WARRANTIES BY THE AUTHORITY. The Authority represents and warrants that:

         (i) It is a duly constituted and existing body corporate and politic constituting a public corporation and governmental instrumentality of the Commonwealth, established under the Act.

         (ii) Under the provisions of the Act, the Authority has full power and authority to enter into, execute, and deliver this Loan Agreement and the Related Documents to which it is a party, to undertake the transactions contemplated hereby and thereby and to carry out its obligations hereunder and thereunder.

         (iii) By duly adopted resolution, the Authority has duly authorized the execution, delivery, and performance of this Loan Agreement and the Related Documents to which it is a party, and the issuance and sale of the Bonds.

         (iv) Under existing law all payments received by the Authority pursuant to this Loan Agreement are exempt from Commonwealth taxation.

         (v) It shall not submit the statement provided in Section 149 (e) (2) of the Code with respect to the Bonds.

         SECTION  2.02.   REPRESENTATIONS,   WARRANTIES  AND  COVENANTS  BY  THE
BORROWER. The Borrower represents and warrants that:

         (i) It is a limited partnership duly organized and validly existing under the laws of the State of Delaware, has all necessary partnership power and authority to own its properties and to conduct its business as presently conducted or proposed to be conducted and to enter into and perform this Loan Agreement and the Related Documents to which it is a party.

         (ii) The execution, delivery, and performance by the Borrower of this Loan Agreement, and the Related Documents to which it is a party, the consummation of the transactions contemplated thereby and the fulfillment of or compliance with the terms and conditions thereof, have been duly authorized by all necessary action, and do not and will not


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violate any law or any regulation,  order,  writ,  injunction,  or decree of any court or governmental body, agency or other instrumentality applicable to the Borrower, or result in a breach of any of the terms, conditions, or provisions of, or constitute a default under, or result in the creation or imposition of any Lien upon any of the assets of the Borrower (except as contemplated hereby and by the Related Documents to which it is a party) pursuant to the terms of the Partnership Agreement as now in effect, or any mortgage, indenture, license, approval, agreement, instrument or document to which the Borrower is a party or by which it or any of its properties is bound.

         (iii) All authorizations, consents, and approvals of, notices to, registrations or filings (other than registration and filing of the Mortgage) with, or other actions in respect of or by, any governmental body, agency or other instrumentality or court required in connection with the execution, delivery and performance by the Borrower of this Loan Agreement and the Related Documents to which it is a party have been duly obtained, given or taken and are in full force and effect.

         (iv) This Loan Agreement, and each Related Document to which the Borrower is a party is a legal, valid, and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally, from time to time in effect, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (v) There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other) or results of operations of the Borrower or the transactions contemplated by this Loan Agreement, or the Related Documents to which it is a party, or which would adversely affect the validity or enforceability of, or the authority or ability of the Borrower to perform its obligations under, this Loan Agreement, and the Related Documents to which it is a party.


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         (vi) The  Borrower is not in default  under any law or any  regulation, order, writ, injunction or decree of any court or governmental body, agency or other instrumentality applicable to the Borrower, and no default has occurred and is continuing under any material debt or any indenture or other agreement or instrument governing outstanding material debt of the Borrower, or any other material contract, agreement, or instrument to which the Borrower is a party or by which it or its property is bound, and no event has occurred which with the giving of notice or the passage of time or both would constitute such a default where such default would have a material adverse effect on the properties, condition (financial or other) or results of operations of the Borrower or the transactions contemplated by this Loan Agreement, or the Related Documents to which it is party or which would adversely affect the validity or enforceability of, or the authority or materially adversely affect the ability of the Borrower to perform its obligations under, this Loan Agreement and the Related Documents to which it is a party.

         (vii) The Preliminary Official Statement as of its date and the Official Statement, as of the Date of Issuance, did not and do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation is made with respect to information contained under the headings "The Authority and Government Development Bank for Puerto Rico", "Taxation" (other than matters relating to, and representations, warranties and covenants made by, the Borrower) "Legal Investment", "Underwriting", "Legal Matters" and in Appendix B in the Preliminary Official Statement and in the Official Statement.

         (viii) The proceeds of the Bonds will be used exclusively to pay the Cost of the Project.

         (ix) The Borrower is the owner in fee simple ("pleno dominio") of the real estate comprising the Project, excluding the Palominos Island, subject to no Liens, except the Mortgage and liens permitted by the Related Documents.

         (x) The Borrower has filed all tax returns required by law to be filed, and has paid all taxes, assessments, and other governmental charges levied upon the Borrower and its properties, assets, income and franchises, including, without limitation, the Project, which are


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due and payable,  other than those presently payable without penalty or interest or being contested in good faith. The charges, accruals and reserves on the books of the Borrower in respect of taxes for all fiscal periods are adequate in the opinion of the Borrower.

         (xi) The chief executive office of the Borrower is located at the El San Juan Hotel & Casino in Isla Verde, Puerto Rico.

         (xii) All information previously furnished in writing by the Borrower to the Authority is true and correct.

         (xiii) The Borrower hereby makes to the Authority each of the representations and warranties made by the Borrower and contained in the Related Documents to which it is a party as if such representations and warranties were set forth in full herein.

         (xiv) The Borrower will at all times cause the Project to be operated as Industrial Facilities.

         (xv) For purposes of the Code, at all times during each Taxable Year of its existence, and up to and including the Date of Issuance; (i), the Borrower
(A) has been a partnership; (B) has been engaged in trade or business only in the Commonwealth; (C) has not been engaged, directly or imputedly, in any trade or business outside the Commonwealth; (D) has not derived, directly or imputedly, any gross income which is, or is treated as, effectively connected with, or attributable to, the conduct of a trade or business outside the Commonwealth; and (ii) at least 80% of the Borrower's gross income from all sources (A) has been derived from sources outside the United States, or has been attributable to income so derived by a subsidiary of the Borrower, and (B) has been attributable to the conduct of a trade or business outside the United States by the Borrower, or by a subsidiary (assuming,for clauses (ii) (A) and (B) above in this paragraph (xv), that the Borrower is an association taxable as a corporation).

         (xvi) (A) all interest paid to, or accrued by, a Bondholder on the Bonds will constitute income from sources within the Commonwealth for purposes of the Code; (B) the total proceeds from the issuance and sale of the Bonds will be used by the Borrower exclusively as required by Regulation 3582 (assuming, for these purposes, that said proceeds are Eligible Funds borrowed from an Eligible Institution) and by Section 936(d)(2)(B) of the Code, and (C) all


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interest paid to, or accrued by, a Bondholder on the Bonds will qualify as QPSII for purposes of Section 936(d)(2) of the Code.

         (xvii) The Borrower has duly and lawfully obtained or will obtain all authorizations, licenses, consents, and orders of any governmental or public agency or authority required to construct or renovate the buildings and structures constituting a part of the Project.

         (xviii) The estimated useful life of the Project is equal to or exceeds the final maturity of the Bonds.

         (xix) The Borrower and the Initial Letter of Credit Bank, as to each other, are not "insiders" or "affiliates" as those terms are defined in the applicable statutory provision of the Bankruptcy Code of the United States.


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                                   ARTICLE III

               CONSTRUCTION OF THE PROJECT; ISSUANCE OF THE BONDS;
                                LETTER OF CREDIT

         SECTION 3.01 CONSTRUCTION OF PROJECT. The Borrower will construct the Project substantially in accordance with the Plans and Specifications with all reasonable dispatch; but if for any reason such construction shall be delayed or shall not be completed, there shall be no resulting diminution in or postponement of the payments required under this Loan Agreement to be paid by the Borrower.

         SECTION 3.02 REVISION OF DESCRIPTION OF PROJECT. The Borrower may cause the description of the Project to be revised from time to time; provided, however, no change in the description of the Project shall be inconsistent with the representations made in (xiv) of Section 2.02. In the case of any change effected prior to the Completion Date that would render materially inaccurate the description of the Project in Exhibit A, the Borrower shall deliver to the Trustee, the Letter of Credit Bank and the Authority (i) a new Exhibit A, the accuracy of which shall have been certified by an Authorized Borrower Representative and (ii) the approvals and consents, if any, required by the Act, the Trust Agreement or the Reimbursement Agreement.

         SECTION 3.03 AGREEMENT TO ISSUE THE BONDS. The Authority agrees that it will use its best efforts to issue, sell, and deliver to the purchasers thereof the Bonds for the purpose of paying, in part, the Cost of the Project. The proceeds of the Bonds shall be delivered to the Trustee for application in accordance with the Trust Agreement.

         SECTION 3.04 DISBURSEMENTS FROM PROJECT FUND. The Authority and the Borrower hereby agree that the moneys in the Project Fund shall be applied to the payment of the Cost of the Project and otherwise as provided in accordance with ARTICLE IV of the Trust Agreement and substantially to the extent of the estimates of the Cost of the Project set forth in the application filed with the Authority, as such application may be amended from time to time, and such moneys shall be invested and reinvested in accordance with the Trust Agreement.


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

         SECTION 3.05 BORROWER REQUIRED TO PAY COST OF PROJECT. If the moneys in the Project Fund available for the payment of the Cost of the Project should not be sufficient to pay or cause to be paid the Cost of the Project, the Borrower agrees to cause the Project to be completed and to pay all that portion of the Cost of the Project as may be in excess of the moneys available therefor in the Project Funds. The Authority does not make any warranty, either express or implied, that the moneys which will be paid into the Project Fund will be sufficient to pay the Cost of the Project. The Borrower agrees that if, after exhaustion of the moneys in the Project Fund, the Borrower should pay or cause to be paid any portion of the Cost of the Project, it shall not be entitled to any reimbursement therefor from the Authority or from the Trustee, and it shall not be entitled to any abatement, diminution or postponement of the payments to be made pursuant to Article IV and Section 5.10 of this Loan Agreement.

         SECTION 3.06 ESTABLISHMENT OF COMPLETION DATE; VERIFICATION OF COST OF THE PROJECT. (a) The Completion Date means the date on which the Borrower certifies to the Trustee by a certificate delivered to the Trustee, signed by an Authorized Borrower Representative, substantially in the form of Exhibit B attached hereto, and setting forth the Cost of the Project, that, except for amounts not then due and payable or the liability for the payment of which is being contested or disputed by the Borrower, the Project has been completed and the Cost of the Project has been paid. Notwithstanding the foregoing, such certificate shall state that it is given without prejudice to any rights against third parties which exist at the date of such certificate or which may subsequently come into being.

         (b) The Borrower shall furnish to the Authority, within ninety (90) days after the end of the Borrower's Taxable Year during which the Project is completed, a written statement prepared by an Independent Accountant, substantially in the form of Exhibit C attached hereto, verifying the aggregate Cost of the completed Project to the end of such Taxable Year.

         SECTION 3.07 THE LETTER OF CREDIT; SUCCESSOR LETTER OF CREDIT. (a) From the Date of Issuance the Borrower shall provide security for payment of the principal of and interest on the Bonds, and for payment of the redemption price of the Bonds (corresponding to the principal amount thereof and interest thereon) redeemed pursuant to the Trust Agreement and for payment of the purchase price of Bonds tendered or deemed tendered for purchase under the Trust


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Agreement by causing the Letter of Credit to be  delivered  to the Trustee.  The
Borrower hereby authorizes and directs the Trustee to claim moneys under the Letter of Credit in accordance with its terms and the terms of the Trust Agreement.

         (b) The Borrower, at any time prior to, and the Initial Letter of Credit Bank, at any time after the Completion Date and prior to the expiration of the Letter of Credit then in force, but subject to the provisions of Section 8.02(b), may substitute a Successor Letter of Credit therefor by delivering to the Trustee the following documents:

                  (1) the Successor Letter of Credit;

                  (2) an executed copy of the Successor Reimbursement Agreement;

                  (3) an opinion of counsel to the Borrower, which counsel may be the general counsel of the Borrower, to the effect that either (at the option of the Borrower) (i) the acceptance by the Trustee of the Successor Letter of Credit does not require the Bonds, the obligations of the Borrower under the Loan Agreement or the Successor Letter of Credit to be registered under the Securities Act of 1933, as amended, or the qualifications of the Trust Agreement under the Trust Indenture Act of 1939, as amended, or (ii) any registration statement required to be filed under the Securities Act of 1933, as amended, with respect to the Bonds, the Borrower's obligations under the Loan Agreement or the Successor Letter of Credit is effective under such Act, and the Trust Agreement has been duly qualified under the Trust Indenture Act of 1939, as amended;

                  (4) an opinion of counsel of the Successor Letter of Credit Bank to the effect that the Successor Letter of Credit is a legal, valid and binding obligation of the Successor Letter of Credit Bank (subject to customary bankruptcy, creditor's rights and general principles of equity exceptions);

                  (5) evidence, reasonably satisfactory to the Trustee that the proposed Successor Letter of Credit Bank is a banking association, bank or trust company or branch or agency thereof whose long term debt obligations are rated by a nationally recognized securities rating service, at the time of delivery of such Successor Letter of Credit, no lower than the rating at such time of delivery of the long term debt obligations of the Letter of Credit Bank whose letter of credit is being substituted;


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                  (6) a representation by the Successor Letter of Credit Bank or an opinion from its legal counsel to the effect that the Successor Letter of Credit Bank and the Borrower, as to each other, are not "insiders" or "affiliates" as those terms are defined in the applicable statutory provisions of the Bankruptcy Code of the United States, as amended; and

                  (7) such other documents and opinions as the Trustee may reasonably request.

         SECTION 3.08 CONDITIONS PRECEDENT TO ISSUANCE OF THE BONDS. The obligation of the Authority to issue the Bonds is subject to the following conditions precedent:

                  (1) The Authority shall have received on or before the Date of Issuance the following, each in form and substance satisfactory to the
Authority:

                  (i) the Partnership Agreement certified by the general partner(s);

                  (ii) the opinions of counsel required under the Bond Purchase Agreement;

                  (iii) an executed or simple  copy of this Loan  Agreement  and each of the Related Documents; and

                  (iv)  such  other   documents,   instruments,   opinions   and
                        approvals  as  the  Authority   shall  have   reasonably
                        requested.

                  (2) There shall have been made and there shall be in full force and effect, all applicable filings, recordings, and/or registrations (except the filing, recording or registration of the Mortgage), there shall have been paid, or provision shall have been made for the payment of, all applicable mortgage recording fees or filing fees, if any, and there shall have been given, or taken, any notice or any other similar action, as may be necessary or, to the extent requested by the Authority, advisable, in order to establish, perfect, protect and preserve the right, title and interest, remedies, powers, privileges, liens and security interests of the Trustee created by this Loan Agreement and the Related Documents and the Authority shall have secured evidence satisfactory to it of all of the foregoing.


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                                   ARTICLE IV

                LOAN BY THE AUTHORITY TO THE BORROWER; REPAYMENT;
                             MAINTENANCE; INDEMNITY

         SECTION 4.01 LOAN BY THE AUTHORITY; REPAYMENT.

         (a) Upon the terms and conditions of this Loan Agreement the Authority shall loan the Borrower the gross proceeds (including the Underwriter's discount) of the sale of the Bonds. The principal amount of the loan shall be equal to the aggregate principal amount of the Bonds.

         (b) The Borrower agrees to repay the loan in accordance with the provisions of this Loan Agreement, and will agree in the Reimbursement Agreement to pay when due all Reimbursement Obligations (as such term is defined in the Reimbursement Agreement) to the Letter of Credit Bank. With respect to each date on which the premium, if any, principal of or the interest on the Bonds is payable (whether at maturity, tender for purchase, upon acceleration, by redemption or otherwise), the Borrower will pay such amounts which, together with all other moneys available therefor in the Bond Fund, will be sufficient to pay:

                  (i) all interest which will become due and payable on the Bonds on such date; and

                  (ii) the principal and premium, if any, which will become due and payable on the Bonds on such date; and

                  (iii) amounts,  if  any,  required  to  effect  redemption  or mandatory tender for purchase of Bonds on the date specified pursuant to Section 301 and 305 of the Trust Agreement.

         (c) The Borrower will pay or cause to be paid the amounts it is required to pay under this Section directly to the Trustee in immediately available funds for deposit in the Bond Fund or the Bond Purchase Fund, as the case may be. The Borrower shall deposit or cause to be deposited such amounts with the Trustee no later than 10:00 a.m., Atlantic standard time, on the 124th day immediately preceding the date on which the corresponding amounts are due on the Bonds, or if such 124th day is not a Business Day, the next preceding Business Day except in the case of a mandatory tender for purchase of the Bonds pursuant to Section 305 of the Trust Agreement.


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         (d) To secure its  obligation  to make the  payments  required  by this
Section 4.01, the Borrower agrees to cause the Initial Letter of Credit to be issued and delivered to the Trustee on or prior to the Date of Issuance. The Initial Letter of Credit shall be in the amount provided in the definition thereof in Section 1.01 and shall in no event cover any premium on the Bonds. Payments by the Letter of Credit Bank under the Letter of Credit will be deemed to satisfy the obligations of the Borrower under this Section 4.01 to the extent such payments are made and applied to the payment of the principal or the purchase price of and interest on the Bonds.

         (e) Except as provided in Section 906 of the Trust Agreement, the Trustee shall not use any of the amounts deposited in the Bond Fund pursuant to this Section 4.01 for any purpose other than the payment of principal of, premium, if any, and interest on the Bonds payable on the date with respect to which such amounts were deposited, or to reimburse the Letter of Credit Bank for any drawing under the Letter of Credit.

         SECTION 4.02 NO SET-OFF. The obligation of the Borrower to make the payments required by Section 4.01 shall be absolute and unconditional. The Borrower will pay without abatement, diminution or deduction (whether for taxes or otherwise) all such amounts regardless of any cause or circumstance whatsoever including, without limitation, any defense, set-off, recoupment or counterclaim which the Borrower may have or assert against the Authority, the Trustee, any Bondholder, the Letter of Credit Bank or any other Person.

         SECTION 4.03 PREPAYMENTS. The Borrower may at any time prepay all or any part of the amounts it is required to pay under Section 4.01 to the extent provided in Section 8.01., and the Borrower shall be obligated to prepay all of the amounts payable under Section 4.01 as provided in Section 8.02.

         SECTION 4.04 COVENANT TO OPERATE AND MAINTAIN PROJECT. The Borrower will cause the Project: (i) to be operated at all times as Industrial Facilities; and (ii) together with the appurtenances and every part and parcel thereof, to be maintained, preserved and kept in good repair, working order and condition (reasonable wear and tear excepted) and will from time to time cause to be made all reasonably necessary and proper repairs, replacements and renewals; provided, however, that the Borrower will have no obligation to cause to be maintained, preserved, repaired, replaced or renewed any element or unit of the Project the maintenance,


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



repair, replacement or renewal of which, in the opinion of the Borrower, becomes uneconomic to the Borrower because of damage or destruction or obsolescence, or change in economic or business conditions, or change in government standards and regulations, or the termination by the Borrower of the operation of the Industrial Facilities to which such element or unit of the Project is an adjunct. For purposes of this Section 4.04, the "opinion of the Borrower", upon the Authority's request, shall be expressed to the Authority and the Trustee by delivery of a certificate of an Authorized Borrower Representative specifying the circumstances, situations or conditions described in this Section 4.04 the existence of which permits the Borrower not to cause to be maintained any element or unit of the Project. The Borrower covenants that it will promptly notify the Trustee, the Letter of Credit Bank and the Authority if the Project ceases to operate as Industrial Facilities or to be maintained as required hereunder.

         SECTION 4.05 EXPENSES. The Borrower will pay: (i) all reasonable fees and expenses of the Trustee and the costs and expenses of indemnifying the Trustee for, and holding the Trustee harmless against, any loss, liability or expense (including the costs and expenses of defending against any claim of liability) incurred without negligence or willful misconduct by the Trustee and arising out of or in connection with its acting as Trustee under the Trust Agreement; and (ii) the Administrative Fee and all reasonable expenses of the Authority incurred at the request or with the consent of the Borrower in connection with the financing of the Project.

         SECTION 4.06 INDEMNIFICATION. The Borrower will at all times indemnify and hold harmless the Authority and the Trustee against any and all losses, costs, damages, expenses, and liabilities (collectively referred to hereinafter as "Losses") of whatever nature (including but not limited to reasonable attorneys' fees, litigation and court costs, amounts paid in settlement, and amounts paid to discharge judgments) directly or indirectly resulting from, arising out of, or related to one or more Claims, as hereinafter defined. The word "Claims" as used herein shall mean all claims, lawsuits, causes of action and other legal actions and proceedings, involving bodily or personal injury to or death of any Person or damage to any property (including, but not limited to Persons employed by the Authority, the Borrower or any other Person) brought against the Authority or the Trustee or to which the Authority or the Trustee is a party, that


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



directly or indirectly result from, arise out of, or relate to (i) the design, construction, transfer, sale, operation, use, occupancy, maintenance or ownership of the Project or any part thereof or (ii) the execution, delivery or performance of this Loan Agreement, the Related Documents to which the Authority and the Trustee are a party or any related instruments or documents or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Official Statement or the Official Statement, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; provided, however, that the Borrower will not be liable in any such case to the extent that any such Loss or Clam arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with written information furnished to the Borrower by the Underwriter or the Authority specifically for use therein (it being understood that the information in the Preliminary Official Statement and the Official Statement under the captions "The Authority and Government Development Bank for Puerto Rico," "Taxation" (except matters relating to, and representations, warranties and covenants made by, the Borrower) and "Legal Investment," has been so furnished to the Borrower by the Authority specifically for use therein). The obligations of the Borrower under this Section 4.06 shall apply to all Losses or Claims, or both, that result from, arise out of, or are related to any event, occurrence, condition or relationship prior to termination of this Loan Agreement, whether such Losses or Claims, or both are asserted prior to termination of this Loan Agreement or thereafter. The Authority shall reimburse the Borrower for payments made by the Borrower pursuant to this Section 4.06 to the extent of any proceeds, net of all expenses of collection, actually received by the Authority from any insurance covering such Claims with respect to the Losses sustained. The Authority shall have the duty to claim any such insurance proceeds and the Authority shall assign its rights to such proceeds, to the extent of such required reimbursement, to the Borrower. In case any action shall be brought against the Authority in respect of which indemnity may be sought against the Borrower, the Authority shall promptly notify the Borrower in writing and the Borrower shall have the right to assume the investigation and defense thereof including the


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



employment of counsel and the payment of all expenses. The Authority shall have the right to employ separate counsel in any such action and participate in the investigation and defense thereof, but the fees and expenses of such counsel shall be paid by the Authority unless the employment of such counsel has been authorized by the Borrower. The Borrower shall not be liable for any settlement of any such action without its consent but, if any such action is settled with the consent of the Borrower or if there be a final judgment for the plaintiff in any such action, the Borrower agrees to indemnify and hold harmless the Authority from and against any such Losses or Claims. Nothing herein shall be construed as requiring the Authority to acquire or maintain insurance of any form or nature with respect to the Project or any portion thereof or with respect to any phrase, term, provision, condition or obligation of this Loan Agreement or any other matter in connection herewith. The provisions of this
Section 4.06 shall survive the expiation or termination of this Loan Agreement.

         SECTION 4.07 PAST DUE PAYMENTS. In the event the Borrower shall fail to pay amounts required to be paid under Section 4.01, any such amounts pertaining to principal of or interest on the Bonds to which such defaulted amounts relate shall continue to bear interest until their payment from the date they were payable, at the rate of interest on such Bonds.

         SECTION 4.08 INSURANCE. The Borrower covenants that, so long as any Bond is outstanding, it shall keep the Project adequately insured at all times and shall carry such insurance with respect to the operation and maintenance of the Project of such type and in such amounts as may be required under the provisions of the Related Documents, which as to the obligations under this Section shall be and remain prior and superior.


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                                    ARTICLE V

                               FURTHER AGREEMENTS

         SECTION 5.01 COVENANT TO MAINTAIN EXISTENCE. The Borrower covenants that so long as any Bonds are outstanding it will maintain its existence, will not dissolve, or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another entity. Anything herein to the contrary notwithstanding, the Borrower may consolidate with or merge into another entity, or transfer to another entity all or substantially all of its assets and thereafter dissolve, if (i) the successor or transferee entity (A) is organized under the laws of any state of the United States, or the Commonwealth,
(B) shall comply with the covenants contained in Section 5.10(a), (b) and (c), and (C) irrevocably and unconditionally assumes in writing all the obligations of the Borrower herein; and (ii) the Letter of Credit Bank shall reaffirm its obligations under the Letter of Credit.

         SECTION 5.02 AUTHORITY'S COVENANT TO COOPERATE. In the event it may be necessary, for the proper performance of this Loan Agreement, on the part of the Authority or the Borrower, that any application or applications for any permit or license to do or to perform certain things be made to any governmental or other agency by the Borrower or the Authority, the Borrower and the Authority each agree to cooperate in such matters; provided, however, that the Authority and the Borrower are bound to the agreement of this Section 5.02 only in the case of reasonable requests for assistance.

         SECTION 5.03 NO WARRANTY BY AUTHORITY. The Authority makes no warranty, either express or implied, as to the condition of the Project or its suitability for the Borrower's purpose or needs or that the proceeds of the Bonds will be sufficient to pay the Cost of the Project or to reimburse the Borrower for Costs incurred in connection therewith.

         SECTION 5.04 RIGHT OF INSPECTION. The Borrower agrees that the Authority, the Trustee, and their duly authorized agents shall have the right at all reasonable times during business hours at their own expense to enter upon and examine and inspect the Project, subject to the provisions of Section 4.04, to determine whether the Project continues to constitute Industrial Facilities. The Authority and the Trustee shall also be permitted, at all reasonable times during business


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



hours, at their own expense to examine the Plans and Specifications and the other books and records of the Borrower with respect to the Project in connection with the transactions contemplated by this Loan Agreement and the Related Documents to which the Authority and the Trustee are a party. The aforesaid rights of examination and inspection shall be exercised only upon such reasonable and necessary terms and conditions as the Borrower shall prescribe, which conditions shall be deemed to include, but not be limited to, reasonable notice and those conditions necessary to protect the Borrower's trade secrets and proprietary rights.

         SECTION 5.05 CONSENT TO JURISDICTION. The Borrower consents to the jurisdiction of the courts of the Commonwealth for causes of action arising under or relating to the terms of this Loan Agreement.

         SECTION 5.06 OFFICERS OF AUTHORITY NOT LIABLE. All covenants, stipulations, promises, agreements, and obligations of the Authority contained herein shall be deemed to be covenants, stipulations, promises, agreements, and obligations of the Authority and not of any member of the governing body of the Authority or any officer, agent, servant or employee of the Authority in his individual capacity. No recourse shall be had for the payment of the principal amount or interest on the Bonds or for any claim based thereon or hereunder against any member of the governing body of the Authority or any officer, agent, servant or employee of the Authority or any natural person executing the Bonds. Neither any member of the governing body of the Authority nor any person executing the Bonds shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance of the Bonds.

         SECTION 5.07 INDEMNIFICATION WITH RESPECT TO GOVERNMENT OBLIGATIONS. If the Borrower shall elect to cause Government Obligations to be deposited with the Trustee pursuant to Section 1301 of the Trust Agreement, the Borrower shall pay and shall indemnify and hold harmless the Trustee, the Authority, the Letter of Credit Bank and each Bondholder against any tax, fee or other charge imposed upon or assessed against such Government Obligations or the principal thereof, or premium, if any, and interest received thereon.

         SECTION 5.08 ANNUAL REPORTS. The Borrower shall furnish a copy of its year end audited financial statements to the Trustee and to the Authority within 120 days following the completion of each Taxable Year.


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



         SECTION 5.09 CONSENT TO ASSIGNMENT. The Borrower approves all the terms of the Trust Agreement and consents to the assignment made by the Authority to the Trustee herein.

         SECTION 5.10 MAINTENANCE OF SOURCE OF INCOME; INDEMNITY; CHANGE IN LAW.
(a) The Borrower covenants that, for purposes of the Code, at all time during each Taxable Year of its existence, up to and including the Taxable Year when all interest on and principal of the Bonds are paid in full, and so long as the Borrower is a partnership under the Code on any determination date, the Borrower will: (i) be a partnership; (ii) be engaged in trade or business only in the Commonwealth; (iii) not be engaged, directly or imputedly, in any trade or business outside the Commonwealth; and (iv) not derive, directly or imputedly, any gross income which is, or is treated as, effectively connected with, or attributable to, the conduct of a trade or business outside the Commonwealth.

         (b) The Borrower covenants that, for purposes of the Code, at all times for each Taxable Year of its existence, up to and including the Taxable Year when all interest on and principal of the Bonds are paid in full, if the Borrower is deemed an association taxable as a corporation for purposes of the Code on any determination date: (i) at least 80% of the gross income from all sources of the Borrower will be (1) derived from sources outside the United States, or attributable to income so derived by a subsidiary of the Borrower, and (2) attributable to the active conduct of a trade or business outside the United States by the Borrower or by a subsidiary of the Borrower; and (ii) all interest on the Bonds will be paid by a trade or business of the Borrower in the Commonwealth.

         (c) The Borrower covenants that: (i) all interest paid to, or accrued by, a bondholder on the Bonds will constitute income from sources within the Commonwealth for purposes of the Code; (ii) the total proceeds from the issuance and sale of the Bonds will be used by the Borrower exclusively as required by Regulation 3582 (assuming, for these purposes, that said proceeds are Eligible Funds borrowed from an Eligible Institution) and by Section 936(d)(2)(B) of the Code; and (iii) all interest paid to, or accrued by, a Bondholder on the Bonds will qualify as QPSII for purposes of Section 936(d)(2) of the Code.

         (d) (1) The Borrower covenants that for each Taxable Year, up to and including the Taxable Year when all interest on and principal of the Bonds are paid in full, it will cause an


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



Independent Accountant to deliver to the Trustee, the Authority and the Letter of Credit Bank, not later than the last day of the third month following the close of each such Taxable Year, beginning with the first Taxable Year ending after the Date of Issuance, a certificate addressed to the Trustee and the Authority stating, for each such Taxable Year: (i) the percentage of the Borrower's gross income that was derived from sources within the Commonwealth for purposes of the Code; (ii) the percentage of the Borrower's gross income that was, or was treated as, effectively connected with, or attributable to, the active conduct of a trade or business in the Commonwealth for purposes of the Code; (iii) whether the Borrower has failed to meet the requirements of Section 5.10(a), (b) and (c) or the representations made in (xv) and (xvi) of Section
2.02 are not true and correct, and if as a consequence thereof, the interest paid to, or accrued by, a Bondholder on the Bonds constituted income from sources outside the Commonwealth for purposes of the Code; and (iv) whether any portion of the interest paid to, or accrued by, a Bondholder on the Bonds did not qualify as QPSII for purposes of Section 936(d)(2) of the Code. Such certificate will also contain a statement from said Independent Accountant setting forth whether, in his opinion, as a consequence of the Borrower's failure to comply with the provisions of Sections 2.02 (xv), and (xvi) or 5.10(a), (b) and (c), under the Code as in effect on the date of such certificate interest paid or accrued on Bonds held by a 936 Corporation is includable in the gross income and subject to the payment of income taxes a credit for the payment of which is not otherwise available to the 936 Corporation. Upon receipt of such certificate, the Trustee shall promptly cause a copy thereof to be mailed to each Bondholder.

         (2) Any Bondholder who is a 936 Corporation may deliver to the Authority, the Trustee and the Letter of Credit Bank an opinion of legal counsel (the "Legal Opinion") knowledgeable in tax matters to the effect that the Borrower has failed to meet the requirements of Section 5.10(a), (b) and (c) or that the representations made in (xv) and (xvi) of Section 2.02 are not true and correct, and that as a consequence thereof, under the Code as in effect on the date of such opinion, the interest paid or accrued on Bonds held by said Bondholder is includable in gross income or subject to the payment of income taxes a credit for the payment of which is not otherwise available to said Bondholder. The Trustee upon receipt of such Legal Opinion shall


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
promptly  give notice  thereof to the Borrower.  The Borrower  shall have thirty
(30) days from the receipt of said notice to contest such Legal Opinion by delivering to the Authority, the Trustee, the Letter of Credit Bank and the Bondholder a certificate of an Independent Accountant to the effect: (i) that the Borrower has met the requirements of Section 5.10(a), (b) and (c) and that the representation made in (xv) and (xvi) of Section 2.02 are true and correct, and that, consequently, under the Code the interest paid or accrued on the Bonds held by 936 Corporations qualifies as QPSII for purposes of Section 936(d) (2) of the Code; or (ii) that the Borrower failed to meet the requirements of
Section 5.10(a), (b), and (c) or that the representations made in (xv) and (xvi) of Section 2.02 are not true and correct, but that, nevertheless, under the Code as in effect on the date of the Legal Opinion, the interest paid or accrued on Bonds held by 936 Corporations qualifies as QPSII for purposes of Section 936 of the Code or is not includable in gross income nor subject to the payment of income taxes, or if so includable and subject, a credit for the payment of said taxes is available to the Bondholder filing the Legal Opinion. If the Borrower fails to deliver to the Authority, the Trustee, the Letter of Credit Bank and the Bondholder the Independent Accountant's certificate within the time specified above, the Legal Opinion shall become final and binding upon the Borrower.

         (3) Upon receipt of the Independent Accountant's certificate described in Section 5.10(d) (2) above, each Bondholder may within the following twenty days notify the Borrower, the Authority, the Trustee and the Letter of Credit Bank of its intention to contest the Independent Accountant's certificate. If the Bondholder fails to notify the Authority, the Trustee and the Letter of Credit Bank of its intention to contest the Independent Accountant's certificate within the time specified above, the determination made by the Independent Accountant shall become final and binding upon the Bondholder. In the event that a Bondholder notifies the Borrower, the Authority, the Trustee and the Letter of Credit Bank of its intention to contest the Independent Accountant's certificate, the matter shall be settled by arbitration. Such arbitration shall be before one disinterested arbitrator. If the Borrower and the contesting Bondholder shall fail to select a mutually agreeable disinterested arbitrator within 15 days after the aforesaid notice to contest is given, said arbitrator shall be appointed by the American Arbitration Association pursuant to the usual procedures of said Association. Arbitration shall take place


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



in San Juan, Puerto Rico, pursuant to the rules of said Association and in accordance with any available expedited determination procedure. The award of the arbitrator shall be final, conclusive and binding upon the parties. The losing party shall pay all costs and expenses of such arbitration including all attorney's fees.

         (e) Upon the occurrence of an Event of Taxability, the Authority and the Trustee shall promptly give notice of same to the Borrower, all Bondholders and the Letter of Credit Bank, and the Borrower will pay an indemnity to each Bondholder who demonstrates to the Borrower that solely as a consequence of the occurrence of the Event of Taxability it has paid or is required to pay United States income taxes ("federal taxes") in respect of the interest paid or accrued on the Bonds, provided that such Bondholder, in the year with respect to which such taxes were paid or are required to be paid, was or is a 936 Corporation. Such indemnity will consist of a sum equal to the federal taxes such taxpayer was required or may be required to pay on interest paid or accrued to the date set for redemption of the Bonds pursuant to the Trust Agreement, as a result of the occurrence of the Event of Taxability plus any penalties, interest and other additions which have been or may be assessed against such Bondholder with respect to such federal taxes, including any federal taxes payable with respect to such indemnity. The obligation of the Borrower to make these payments shall be separate and apart from any other obligations of the Borrower under this Loan Agreement, shall survive the Payment of the Bonds and the termination of this Loan Agreement and the Trust Agreement, is undertaken herein by the Borrower as an inducement to prospective purchasers of the Bonds to induce them to purchase the Bonds and is intended to benefit the Bondholders and is enforceable by each qualifying Bondholder as an independent and direct claim against the Borrower.

         (f) Any claim against the Borrower by a Bondholder under subsection (e) above for an indemnity must be filed with the Borrower setting forth in detail the basis for such claim no later than 90 days after receipt by said Bondholder of notice of the occurrence of the Event of Taxability giving rise to the claim.

         (g) Upon an amendment to the Code, the Trustee may and upon receiving a request from a Bondholder who is a 936 Corporation, shall, designate counsel recognized as knowledgeable in tax matters under the Code as in effect on the date of such designation, for purposes of


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rendering an opinion stating (A) whether (i) solely as a result of any repeal of or changes enacted to Section 936 of the Code (and not due to the particular circumstances of any Holder), the benefits of the 936 Credit applicable to interest on the Bonds are reduced or eliminated without the enactment of an equivalent substitute credit, exemption or deduction from income taxes under the Code as in effect on the effective date of such changes or (ii) solely as a result of a change enacted to the Code interest on the Bonds is treated as an item of tax preference (or similar item) for federal corporate income tax purposes and (B) the effective date of such changes. The tax counsel so designated shall be directed to deliver, within 30 days after its designation, such written opinion to the Trustee. Upon the receipt of such opinion in the affirmative, the Trustee shall promptly give notice that a Change in Law has occurred together with a copy of said opinion to the Authority, the Borrower, all Bondholders and the Letter of Credit Bank.

         SECTION 5.11 SALE OF PROJECT. (a) The Borrower may not sell or otherwise dispose of the Project without the consent of the Authority and the Trustee.

         (b) The consent of the Authority and the Trustee under (a) above shall not be required if prior to the proposed sale or disposition: (1) the Borrower notifies the same, and provides to the Authority and the Trustee proof satisfactory to them (which may include an opinion from counsel approved by the Trustee and the Authority) that the consummation of the proposed sale, or disposition will not result in the interest payable on the Bonds not continuing to constitute, under the applicable provisions of the Code as in effect on the date such transaction is to be consummated: (i) Commonwealth source income and
(ii) QPSII; and (2) the Letter of Credit Bank reaffirms its obligations under the Letter of Credit. No such sale or disposition shall relieve the Borrower of the obligation to make the payments required by Section 4.01.

         SECTION 5.12. COMPLIANCE WITH APPLICABLE LAW. The Borrower covenants that it shall comply with all applicable laws, ordinances, orders, rules, regulations and requirements of all federal, Commonwealth and municipal governments, and appropriate departments, commissions, boards and officers thereof, whether now or hereafter in force.

         SECTION 5.13 AUTHORITY'S PERFORMANCE OF THE BORROWER'S OBLIGATIONS. In the event the Borrower at any time neglects, refuses or fails to perform any of its obligations under this


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



Loan Agreement, the Authority or the Trustee, at their respective options and following at least 30 days' notice to the Borrower (except where a shorter period of notice is necessary to avoid a default on the Bonds or to avoid endangering the interest of the Authority or the Trustee in the Project, or any part thereof, or to prevent any loss or forfeiture thereof) may perform or cause to be performed such obligations, and all reasonable expenditures incurred by the Authority or the Trustee thereby shall be promptly paid or reimbursed by the Borrower to the Authority or the Trustee, as the case may be.

         SECTION 5.14. NO PURCHASE OF BONDS BY BORROWER; EXCEPTIONS. Borrower covenants that none of the Bonds will be purchased by the Borrower or its subsidiaries or affiliates, if any, or its partners except for any Bonds purchased by or on behalf of the Borrower pursuant to Section 305 of the Trust Agreement and except that the Borrower may at any time, and from time to time, direct the Trustee by written notice to apply any Eligible Moneys remaining in the Bond Fund after payment of the principal of and interest on all the Bonds then due, together with any additional Eligible Moneys furnished to the Trustee for this purpose, to the payment of the purchase price of Bonds.

         SECTION 5.15. COVENANT TO NOTIFY. (a) The Borrower covenants that from the date hereof and for 180 days after the Payment of the Bonds it shall immediately notify the Authority and the Trustee of the filing of a petition commencing a case under the United States Bankruptcy Code by or against the Borrower.

         (b) In the event any officer of the Borrower knows of any Event of Default which shall have occurred or knows of the occurrence of any event which, upon notice or lapse of time or both would constitute an Event of Default, the Borrower shall promptly notify the Authority, the Trustee and the Letter of Credit Bank as to such occurrence, specifying the nature and extent thereof and the action (if any) which is proposed to be taken with respect thereto.

         SECTION 5.16. NO INTEREST OF AUTHORITY IN PROJECT. The Authority shall not have any rights to or interest in the Project, which shall be the sole and exclusive property of the Borrower.

         SECTION 5.17. LIMITATION OF LIABILITY. Notwithstanding anything to the contrary contained in this Loan Agreement, no recourse shall be had, whether by levy or execution or


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



otherwise, for the payment of the principal of or interest on, or other amounts owed under this Loan Agreement, or for any claim based on this Loan Agreement or in respect thereof, against any partner of the Borrower or any predecessor, successor of affiliate of any such partner or any of their assets (other than from the interest of such partner in the Borrower), or against any principal, partner, shareholder, officer, director, agent or employee of any such partner (other than from interest of any such person in such partner), nor shall any such persons be personally liable for any such amount or claims, or liable for any deficiency judgment based thereon or with respect thereto. The sole remedies of the Authority with respect to the hereinbefore mentioned amounts and claims shall be against the Borrower and the drawings available under the Letter of Credit in accordance with its terms and all such liability of the aforesaid persons, except as expressly provided in this Section 5.17 is expressly waived and released as a condition of and as consideration for the execution of this Loan Agreement. Anything in this Section to the contrary notwithstanding (A) nothing contained in this Loan Agreement (including, without limitation, the provisions of this Section 5.17) shall constitute a waiver of any indebtedness of the Borrower evidenced hereby or any of the Borrower's other obligations or shall be taken to prevent recourse to and the enforcement against the Borrower of all the liabilities, obligations and undertakings contained in this Loan Agreement; (B) this Section 5.17 shall not be applicable to a breach by any Person of any independent obligation to the Authority; and (C) this Section 5.17 shall not be applicable to the active party in the event of (i) fraud by such party, (ii) misappropriation of funds or other property by such party, or (iii) damage to the Project or any part thereof intentionally inflicted in bad faith by such party. For the purposes of the foregoing, the term "shareholder" shall be deemed to include the shareholders of any corporation which is a shareholder of a corporation and the term "partner" shall be deemed to include the partners of any partnership which is a partner of a partnership.

         SECTION 5.18. COVENANT AS TO STATUS UNDER BANKRUPTCY CODE. The Borrower covenants that at no time while the Bonds are outstanding will the Borrower and the Letter of Credit Bank as to each other be an "insider" or an "affiliate" as those terms are defined in the applicable statutory provisions of the Bankruptcy Code of the United States, as amended.


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                                   ARTICLE VI

                                   ASSIGNMENT

         SECTION 6.01 ASSIGNMENT BY BORROWER. This Loan Agreement may not be assigned by the Borrower without the consent of the Authority and the Trustee. No such consent shall be required if prior to the proposed assignment (1) the Borrower notifies the same, and provides to the Authority and the Trustee satisfactory proof (which may include an opinion from counsel approved by the Trustee and the Authority) that the consummation of the proposed assignment will not result (i) in the interest payable on the Bonds not continuing to constitute, under applicable provisions of the Code as in effect on the date such assignment is to be consummated, (A) Commonwealth source income and (B) QPSII; (2) the Letter of Credit Bank shall reaffirm its obligations under the Letter of Credit; (3) the assignee, in a certificate delivered to the Authority and the Trustee, which certificate shall be in a form reasonably satisfactory to the Authority and the Trustee, expressly assumes, and agrees to pay and to perform, all of the obligations of the Borrower under this Loan Agreement that shall have been assigned to it; and (4) the assignee delivers to the Authority and the Trustee a certificate executed by its chief financial officer or treasurer stating that none of the obligations and covenants under this Loan Agreement the Related Documents assumed by it or the performance thereof will conflict with, or constitute on the part of such assignee a breach of, or default under, any indenture, mortgage, agreement or other instrument to which such assignee is a party or by which it is bound, or any existing law, rule, regulation, judgment, order or decree to which such assignee is subject.

         SECTION 6.02 ASSIGNMENT BY AUTHORITY. By the provisions of the Trust Agreement, the Authority will assign its rights under and interest in this Loan Agreement and the Related Documents to which it is a party (except its rights to receive notices, reports and other statements given both to the Authority and the Trustee, its rights under Section 4.05, 4.06, 5.07 and 7.04 and corresponding sections or paragraphs of the Related Documents to which it is a party, to payment of certain costs and expenses and indemnification, and to individual and corporate rights to exemption from liability under Sections 5.06, 9.14, and 9.15 and


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
corresponding sections or paragraphs of the Related Documents to which it is a party), including its rights to any payments, receipts, and revenues receivable by it (except as aforesaid) under or pursuant to this Loan Agreement and the Related Documents to which it is a party, and any income earned by the investment of funds under the Trust Agreement, to the Trustee for the benefit of the Bondholders and the Letter of Credit Bank. Except as provided herein, the Authority will not sell, assign, transfer, convey, or otherwise dispose of its interest in this Loan Agreement and the Related Documents to which it is a party or the payments, receipts, and revenues of the Authority derived hereunder or under the Related Documents to which it is a party.









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                                   ARTICLE VII

                         EVENTS OF DEFAULT AND REMEDIES

         SECTION 7.01 EVENTS OF DEFAULT. The following shall be "Events of Default" under this Loan Agreement, and the term "Events of Default" shall mean, whenever used with reference to this Loan Agreement, any one or more of the following occurrences:

         (a) failure by the Borrower to pay the amounts required to be paid with respect to principal of and premium, if any, and interest on, the Bonds on or prior to the date on which the same shall become due and payable in accordance with the terms of the Bonds; or

         (b) the Letter of Credit Bank shall fail to honor a draft made and presented pursuant to and in strict compliance with the Letter of Credit; or

         (c) failure by the Borrower to pay when due any payment required to be made under this Loan Agreement other than payments under Section 4.01, which failure shall continue for a period of 30 days after notice, specifying such failure and requesting that it be remedied, is given to the Borrower by the Authority or the Trustee, unless the Authority or the Trustee shall agree to an extension of such time prior to its expiration; or

         (d) failure by the Borrower to observe or perform any covenant, condition or agreement on its part to be observed or performed hereunder, other than as referred to in (a) and (c) above, which failure shall continue for a period of ninety (90) days after notice, specifying such failure and requesting that it be remedied, is given to the Borrower and the Letter of Credit Bank by the Authority or the Trustee, unless the Authority or the Trustee shall agree to an extension of such time prior to its expiration; provided, however, that if such failure cannot be corrected within such ninety (90) day period, it shall not constitute an Event of Default if corrective action is instituted by the Borrower within such period and diligently pursued until such failure is corrected; or

         (e) the Borrower shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment


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



of or taking possession by a receiver, custodian, liquidator, assignee, trustee or sequestrator (or other similar official) of itself or of any substantial part of its property, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or the Borrower or its general partner, or partners owning a majority in interest in the Borrower shall take any action in furtherance of any of the foregoing (except in connection with a consolidation or a merger of the Borrower with or into another entity or transfer of all or substantially all the assets of the Borrower not prohibited by Section 5.01); or

         (f) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, custodian, liquidator, assignee, trustee or sequestrator (or other similar official) of the Borrower or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of such decree or order unstayed and in effect for a period of 120 consecutive days;

         (g) the Letter of Credit shall at any time for any reason cease to be in full force and effect, or shall be declared by a court of competent jurisdiction to be null and void in whole or in part, which cessation or declaration shall continue for a period of 30 days after receipt by the Letter of Credit Bank from the Trustee of notice specifying such occurrence and requesting that it be remedied, unless the Trustee and the Authority shall agree to an extension of such time prior to its expiration; or

         (h) the validity or enforceability of the Letter of Credit shall be contested by the Letter of Credit Bank, or the Letter of Credit Bank shall renounce the same or deny that it has any further liability thereunder.

         (i) the Letter of Credit Bank shall have notified the Trustee (i) that an event of default under the Reimbursement Agreement has occurred and is then continuing and has instructed the Trustee to declare the principal of the Bonds to be immediately due and payable pursuant to Section 803 of the Trust Agreement, or (ii) that the interest portion of the Letter of Credit shall not be reinstated as provided in the Letter of Credit after an interest drawing shall have been made thereunder; or


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



         (j) the Letter of Credit Bank shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee or sequestrator (or other similar official) of itself or of any substantial part of its property, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or the Letter of Credit Bank or Persons owning a majority in interest in the Letter of Credit Bank shall take any action in furtherance of any of the foregoing; or

         (k) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Letter of Credit Bank in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, custodian, liquidator, assignee, trustee or sequestrator (or other similar official) of the Letter of Credit Bank or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of such decree or order unstayed and in effect for a period of 120 consecutive days.

         The provisions of (c) and (d) above are subject to the following limitation: if by reason of Force Majeure, the Borrower is unable in whole or in part to carry out any of its agreements herein contained, failure of the Borrower to carry out any such agreements other than the obligations on the part of the Borrower contained in Sections 4.01 and 5.01 shall not be deemed an Event of Default during the continuance of such inability, including a reasonable time for the removal of the effect thereof.

         The term "Force Majeure" shall mean, without limitation, the following:

                  (i) acts of God; strikes, lockouts or other industrial disturbances; acts of public enemies; orders or restraints of any kind of the government of the United States or of the Commonwealth or any of their respective departments, agencies, political subdivisions or officials, or any civil or military authority; war; insurrections; civil disturbances; riots; epidemics; landslides; lightning; earthquakes; fires; hurricanes; storms; droughts; floods; washouts; arrests; restraint of government and people; explosions; breakage,


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



         malfunction or accident to facilities, machinery, transmission pipes or canals; partial or entire failure of utilities; shortages of labor, materials, supplies or transportation; or

                  (ii) any cause, circumstance or event not reasonably within the control of the Borrower.


         The Borrower agrees, however, to use its best efforts to remedy with all reasonable dispatch any Force Majeure preventing it from carrying out its agreements; provided that the settlement of any disputes of any nature, including without limitation strikes, lockouts and other industrial disturbances, shall be entirely within the discretion of the Borrower, and the Borrower shall not be required to make settlement of any such disputes by acceding to the demands of the opposing party or parties when such course is in the judgment of the Borrower unfavorable to the Borrower. Anything herein to the contrary notwithstanding, the Borrower's failure to effect the deposit required in 4.01(c) shall not constitute an Event of Default under this Section 7.01.

         SECTION 7.02 ACCELERATION; REMEDIES. (a) Subject to Section 7.02(b), whenever any Event of Default hereunder shall have happened and be continuing, any one or more of the following remedial steps may be taken, provided that notice of the default has been given to the Borrower and the Letter of Credit Bank by the Authority of the Trustee, except that notice need not be given to the Borrower in the case of an Event of Default specified in clauses (a), (e) and (f) of Section 7.01, or to the Letter of Credit Bank in the case of an Event of Default in clauses (b), (g), (h), (i), (j) and (k) of Section 7.01, and the default has not theretofore been cured, and provided further that no remedial steps shall be taken by the Authority the effect of which would be to entitle the Authority to funds necessary for the payment of principal of and interest on Bonds which have not yet matured or otherwise become due unless such principal and interest shall have been declared due and payable in accordance with the Trust Agreement and such declaration shall not have been rescinded:

         (i) declare all unpaid amounts payable under Section 4.01 hereof to be immediately due and payable, whereupon the same shall become immediately due and payable, and

         (ii) take any action at law or in equity to collect the payments then due and thereafter to become due, or to enforce performance and observance of any obligation, agreement or covenant of the Borrower under this Loan Agreement.


                                      VII-4

         Any amounts collected pursuant to action taken under this Section shall be applied in accordance with the Trust Agreement.

         (b) Anything in this Loan Agreement notwithstanding, no remedial steps shall be taken by the Authority under this Section without the prior consent or direction of the Letter of Credit Bank (as long as the Letter of Credit Bank shall not have failed to honor any drawing made and presented pursuant to and in strict compliance with the Letter of Credit), except in the case of an Event of Default specified in clauses (b), (g), (h), (i), (j) and (k) of Section 7.01.

         SECTION 7.03 REMEDIES NOT EXCLUSIVE. No remedy conferred upon or reserved to the Authority in connection with the loan to the Borrower pursuant to this Loan Agreement is intended to be exclusive of any other available remedy or remedies, but each and every remedy shall be cumulative and shall be in addition to every other remedy either given under this Loan Agreement or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as it may be deemed expedient. In order to entitle the Authority to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice as may be herein expressly required.

         SECTION 7.04 ATTORNEY'S FEES AND EXPENSES. If an Event of Default shall occur and the Authority or the Trustee shall employ attorneys or incur other expenses for the collection of payments due hereunder or for the enforcement of performance or observance of any obligation or agreement on the part of the Borrower contained herein, the Borrower will on demand therefor reimburse the reasonable fees of such attorneys and such other reasonable expenses so incurred.

         SECTION 7.05 WAIVERS. In view of the assignment of the Authority's rights under and interest in this Loan Agreement to the Trustee by the provisions of the Trust Agreement, the Authority shall have no power to waive any default hereunder or extend the time for the correction of any default which could become an Event of Default by the Borrower without the consent of the Trustee to such waiver.


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                                  ARTICLE VIII

                             PREPAYMENT OF THE LOAN

         SECTION 8.01 OPTION TO PREPAY LOAN. (a) The Borrower shall have, and is hereby granted, an option (i) to prepay in whole or in part the amounts payable in respect of the Bonds under Section 4.01 by taking, or causing the Authority to take, the actions required for Payment of the Bonds or (ii) to effect an optional redemption of the Bonds, pursuant to the Trust Agreement; provided, however that any such prepayment or redemption shall require the prior consent of the Letter of Credit Bank. To exercise the option granted in this subsection, the Borrower shall give to the Authority and the Trustee the consent of the Letter of Credit Bank and notice setting forth (i) the date to be fixed for redemption, (ii) the amount to be prepaid and (iii) the principal amount of Bonds to be redeemed.

         (b) The Borrower shall have, and is hereby granted, an option to prepay in whole or in part the amounts payable in respect of the Series A and Series C Bonds under Section 4.01 upon the occurrence of a Change in Law by taking, or causing the Authority to take, the actions required to effect an optional redemption of the Bonds pursuant to the Trust Agreement; provided, however, that any such redemption shall require to prior consent of the Letter of Credit Bank. Upon the receipt by the Borrower of the notice from the Trustee that a Change in Law has occurred, the Borrower may, at any time thereafter, exercise the option granted in this Section 8.01(b) by giving to the Trustee and the Authority the consent of the Letter of Credit Bank and notice setting forth (i) the date to be fixed for redemption and (ii) the principal amount of such Bonds that it elects to have redeemed.

         (c) The Borrower  agrees to make the payments  under  paragraphs (a) or
(b) of this Section to the Trustee for deposit to the credit of the Bond Fund in the amount due in respect of principal, interest, and premium, if any, on a Business Day that is not less than one hundred twenty four (124) days prior to the date to be fixed for such prepayment or redemption.

         SECTION 8.02 MANDATORY PREPAYMENT OF LOAN. (a) The Borrower shall be obligated, and agrees, to prepay the entire amount payable under Section 4.01 upon cessation of operation


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of the Project.  A cessation of operation of the Project  shall not be deemed to have occurred (i) until 30 days shall have elapsed after notice has been given to the Borrower and the Letter of Credit Bank by the Authority that operations at the Project have ceased and the Borrower shall not have demonstrated to the satisfaction of the Authority that the Project is being operated as Industrial Facilities or that the Borrower is, in good faith, seeking to cause the resumption of an economically reasonable operation of the Project as Industrial Facilities, or (ii) until receipt by the Authority, the Letter of Credit Bank and the Trustee of notice from the Borrower stating that operations at the Project have ceased and that the Borrower has no intention of causing the resumption of operation of the Project as Industrial Facilities or of seeking, in good faith, to cause the redemption of an economically reasonable operation of the Project as Industrial Facilities. A cessation of operations of the Project shall not be deemed to exist on account of the occurrence of any of the events set forth in Paragraph (d) of this Section.

         In any case described in this Section 8.02(a), the Borrower shall be obligated to pay a sum sufficient, together with any other funds held by the Trustee and available for such purpose, (i) to redeem, on the redemption date specified pursuant to the Trust Agreement, all outstanding Bonds, at a redemption price equal to the principal amount of the Bonds, (ii) to pay the interest which will accrue on said Bonds to the date so fixed for their redemption, and (iii) to make all other payments, if any, required hereunder accrued and to accrue through the date fixed for such redemption. The Borrower agrees to make the payments required by this Section 8.02(a) not later than 10:00 a.m., Atlantic standard time, on a Business Day that is not less than one hundred twenty-four (124) days prior to the redemption date set forth for the Bonds pursuant to Section 301(B)(i) of the Trust Agreement.

         (b) The Borrower shall be obligated, and agrees, to prepay the entire amount payable under Section 4.01 hereof if the Trustee shall not have received on or before the 120th day preceding the expiration date of the then outstanding Letter of Credit except a Letter of Credit expiring on or after November 1, 1999, the final maturity of the Bonds, the following documents:

         (1)  a notice of extension of the then outstanding Letter of Credit; or


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



         (2) a Successor Letter of Credit together with the documents itemized and numbered (2) through (6) in Section 3.07(b).

         In any case described in this Section 8.02(b), the Borrower shall be obligated to pay a sum sufficient, together with any other funds held by the Trustee and available for such purpose, to redeem, on the date specified pursuant to the Trust Agreement, all outstanding Bonds at a redemption price equal to the principal amount thereof, (ii) to pay the interest which will accrue on the Bonds to the date so fixed for their redemption, and (iii) to make all other payments required hereunder accrued and to accrue through the date fixed for such redemption. The Borrower agrees to make the payments required by this Section 8.02(b) not later than 10:00 a.m., Atlantic standard time, on the Business Day immediately prior to the redemption date set for the Bonds pursuant to Section 3.01(B)(ii) of the Trust Agreement.

         (c) The Borrower shall be obligated, and agrees, to prepay the entire amount payable under Section 4.01 upon the occurrence of an Event of Taxability. In any such case described in this Section 8.02(c), the Borrower shall be obligated to pay a sum sufficient, together with any other funds held by the Trustee and available for such purpose, (i) to redeem, on the date specified pursuant to the Trust Agreement, all outstanding Bonds at a redemption price equal to the principal amount thereof, (ii) to pay the interest which will accrue on the Bonds to the date so fixed for their redemption and (iii) to make all other payments, if any, required hereunder accrued and to accrue through the date fixed for such redemption. The Borrower agrees to make the payments required by this Section 8.02(c) not later than 10:00 a.m., Atlantic standard time, on the Business Day immediately prior to the redemption date set for the Bonds pursuant to Section 3.01(B)(iii) of the Trust Agreement.

         (d) The Borrower shall be obligated, and agrees, to prepay and shall be deemed to have prepaid a portion of the amount payable under Section 4.01 upon the occurrence of an event of condemnation, damage to or destruction of the Project to the extent such prepayment is required in and determined pursuant to the Collateral Agreement. The Borrower, with the consent of the Letter of Credit Bank, shall deliver to the Trustee a notice stating that the Borrower has become obligated to prepay a portion of the amount payable under Section 4.01, setting forth the amount required to be paid pursuant to Section 3.01(C) of the Trust Agreement; and the Borrower shall


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be  obligated  to  deposit  or cause to be  deposited  with  the  Trustee  a sum sufficient together with any other funds held by the Trustee and available for such purpose to redeem the principal amount of the Bonds set forth in such notice. The Borrower agrees to make the payments required by this paragraph (d) not later than 10:00 a.m., Atlantic standard time, on a Business Day which is not less than 124 days prior to the redemption date set for the Bonds pursuant to Section 3.01(C) of the Trust Agreement.

         (e) To the extent that amounts are transferred from the Project Fund to the Bond Fund and used to redeem Bonds pursuant to the Trust Agreement, the Borrower shall be deemed to have prepaid the portion payable under Section 4.01 hereof in an amount equal to the amount of such transfer.

         SECTION 8.03 RELATIVE  POSITION OF LOAN AGREEMENT AND TRUST  AGREEMENT.
(a) The rights and the obligations of the Borrower in this Article VIII shall be and remain prior and superior to the Trust Agreement and may be exercised or shall be fulfilled, as the case may be, whether or not the Borrower is in default hereunder, provided that such default will not result in nonfulfillment of any condition to the exercise of any such right or option.

         (b) The obligations of the Borrower in Section 8.02 shall supersede the rights and options of the Borrower in Section 8.01.






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                                   ARTICLE IX

                                  MISCELLANEOUS

         SECTION 9.01 TERMINATION. This Loan Agreement and all obligations of the parties hereunder, other than the obligations of the Borrower under Sections 4.06, 5.07, and 5.10, shall terminate upon (i) Payment of the Bonds and (ii) payment or satisfaction of all other obligations incurred by the Authority or the Borrower under this Loan Agreement, including (without limitation) interest and other charges, if any, thereon. Upon such termination any amounts remaining in the Bond Fund and any other fund established under the Trust Agreement not needed for payment of the aforesaid items shall belong to and be paid to the Borrower by the Trustee in accordance with the provisions of the Trust Agreement.

         SECTION 9.02 REFERENCE TO BONDS INEFFECTIVE AFTER BONDS PAID. Upon Payment of the Bonds, and payment of all fees and charges of the Trustee, all references in this Loan Agreement to the Bonds and the Trustee shall be ineffective and the Trustee, the Authority, the Letter of Credit Bank and the Holders shall not thereafter have any right hereunder, excepting those that shall have theretofore vested.

         SECTION 9.03 NO ADDITIONAL WAIVER IMPLIED BY ONE WAIVER. In the event any agreement contained in this Loan Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

         SECTION 9.04 AUTHORITY REPRESENTATIVE. Whenever under the provisions of this Loan Agreement the approval of the Authority is required or the Authority is required to take some action at the request of the Borrower, such approval shall be made or such action shall be taken by the Authority Representative; and the Borrower and the Trustee shall be authorized to act on any such approval or action.

         SECTION 9.05 AUTHORIZED BORROWER REPRESENTATIVE. Whenever under the provisions of this Loan Agreement the approval of the Borrower is required or the Borrower is required to take some action at the request of the Authority, such approval shall be made or such action


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



shall be taken by the Authorized Borrower Representative; and the Authority and the Trustee shall be authorized to act on any such approval or action.

         SECTION 9.06 CONFIDENTIAL INFORMATION. The Borrower shall not be required to disclose, or to permit the Authority, the Trustee, the Letter of Credit Bank or others to acquire access to, any trade secrets of the Borrower or any of its subsidiaries or any other processes, techniques or information deemed by the Borrower to be proprietary or confidential.

         SECTION 9.07 NOTICES. All notices, certificates, requests, consents, demands, directions, agreements or other instruments or communications between the Authority, the Borrower, the Trustee and the Letter of Credit Bank required to be given hereunder or under the Trust Agreement shall be in writing and shall be (i) sent by private courier service, next day delivery, or by telefax, or other similar form of rapid transmission, confirmed by sending (by or private courier service, next day delivery) written confirmation at substantially the same time as such rapid transmission, or (ii) personally delivered to the receiving party or, if not an individual, to an officer of the receiving party. All such communications shall be, sent or delivered addressed as follows:

         If to the Authority:               Puerto Rico Industrial, Medical,
                                            Educational and Environmental
                                            Pollution Control Facilities
                                            Financing Authority
                                            c/o Government Development Bank for
                                            Puerto Rico
                                            Minillas Government Center
                                            De Diego Avenue and Baldorioty de
                                            Castro - Stop 22
                                            Santurce, Puerto Rico  00911
                                            Attention:        Executive Director
                                            Telephone:        (809)  722-1425
                                            Telefax:          (809)  726-1440



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         If to the Borrower:        El Conquistador Partnership L.P.
                                    c/o Williams Hospitality
                                    Management Corporation
                                    187 East Isla Verde Road
                                    Carolina, Puerto Rico  00913
                                    Attention:        Hugh A. Andrews
                                    Telephone:        (809)  791-2000
                                    Telefax:          (809)  791-7500

           With a copy to:          Whitman & Ransom
                                    200 Park Avenue
                                    New York, New York 10166
                                    Attention: Jeffrey N. Siegel, Esq.
                                    Telephone:        (212) 351-3139
                                    Telefax:          (212) 351-3131

                                    Kumagai Caribbean, Inc.
                                    c/o William Hospitality
                                    Management Corporation
                                    187 East Isla Verde Road
                                    Carolina, Puerto Rico 00913
                                    Attention: Shunsuke Nakane
                                    Telephone:        (809) 791-2195
                                    Telefax:          (809) 791-1610

                                    WMS Industries Inc.
                                    3401 North California Avenue
                                    Chicago, Illinois 60618
                                    Attention: Chief Operating Officer
                                    Telephone:        (312) 728-2300
                                    Telefax:          (312) 539-2099

                                    Messrs. Burton and Richard Koffman
                                    c/o Richford American
                                    950 Third Avenue
                                    New York, NY  10022
                                    Telephone:        (212)  838-2785
                                    Telefax:          (212)  888-1185


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         If to the Trustee:         Banco Popular de Puerto Rico
                                    Banco Popular Center
                                    Suite 503
                                    Hato Rey, Puerto Rico  00918
                                    Attention:        Trust Division
                                    Telephone:        (809)  754-8472
                                    Telefax:          (809)  763-5972

         If to the Initial
         Letter of Credit
         Bank:                      The Mitsubishi Bank, Limited
                                    225 Liberty Street
                                    Two World Financial Center
                                    New York, N.Y. 10281
                                    Attention: Real Estate Finance
                                               Group
                                               Akira Fujii
                                               Russ J. Lopinto
                                    Telephone:        (212)  667-3524
                                    Telephone:        (212)  667-3259
                                    Telefax:          (212) 667-3661

            with a copy to:         Kaye, Scholer, Fierman, Hays & Handler
                                    425 Park Avenue
                                    New York, New York  10022
                                    Attention:         Warren J. Bernstein, Esq.
                                    Telephone:        (212)  836-8000
                                    Telefax:          (212)  836-7156

         A duplicate copy of each notice, certificate, request, consent, demand, direction agreement or other instruments or communication given hereunder to the Authority, the Borrower, the Trustee or the Letter of Credit Bank shall also be given to each of the others. The Borrower, the Authority, the Trustee and the Letter of Credit Bank may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates, requests or other communications shall be sent. All such notices and other communications shall be effective when received.


                                      IX-4










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         SECTION 9.08 BINDING  EFFECT.  This Loan  Agreement  shall inure to the benefit of and shall be binding upon the Authority, the Borrower and their respective successors and assigns, subject, however, to the provisions contained in Sections 5.01 and 6.01.

         SECTION 9.09 IF PAYMENT OR PERFORMANCE DATE NOT A BUSINESS DAY. If the date for making payment, or the last date of performance of any act or the exercising of any right, as provided in this Loan Agreement, shall not be a Business Day (as such term is defined in the Trust Agreement) such payment may be made or performed or right exercised on the next succeeding Business Day with the same force and effect as if done on the nominal date.

         SECTION 9.10 SEVERABILITY. In the event any provision of this Loan Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

         SECTION 9.11 AMENDMENTS, CHANGES AND MODIFICATIONS. Subsequent to the issuance of the Bonds and prior to Payment of the Bonds, this Loan Agreement may not be effectively amended, changed, modified, altered or terminated except in accordance with the Trust Agreement.

         SECTION 9.12 EXECUTION IN COUNTERPARTS. This Loan Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         SECTION 9.13 APPLICABLE LAW. This Loan Agreement shall be governed by and construed in accordance with the laws of the Commonwealth.

         SECTION 9.14 NO CHARGE AGAINST AUTHORITY CREDIT. No provisions hereof shall be construed to impose a charge against the general credit of the Authority or shall impose any personal or pecuniary liability upon any director, official or employee of the Authority.

         SECTION 9.15 AUTHORITY NOT LIABLE. Notwithstanding any other provision of this Loan Agreement (a) the Authority shall not be liable to the Borrower, the Trustee, any Holder, or any other Person for any failure of the Authority to take action under this Loan Agreement unless the Authority (i) is requested in writing by an appropriate Person to take such action and (ii) is assured of payment of or reimbursement for any expenses in such action, and (b) except with respect to any action for specific performance or any action in the nature of a prohibitory or


                                      IX-5










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mandatory injunction, neither the Authority nor any director of the Authority or any other official or employee of the Authority shall be liable to the Borrower, the Trustee, any Holder or any other Person for any action taken by it or by its officers, servants, agents or employees, or for any failure to take action under this Loan Agreement or the Trust Agreement. In acting under this Loan Agreement, or in refraining from acting under this Loan Agreement, the Authority may conclusively rely on the advice of its legal counsel.

         SECTION 9.16 LOAN AGREEMENT SUPERSEDES PRIOR AGREEMENTS. This Loan Agreement supersedes any other prior agreements or understandings, written or oral, between the parties with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the Authority and the Borrower have caused this Loan Agreement to be executed in their respective legal names and the Authority seal to be hereunto affixed, and the signatures of its authorized persons attested all as of the date first above written.

                                       PUERTO RICO INDUSTRIAL, MEDICAL,
                                       EDUCATIONAL AND ENVIRONMENTAL
[SEAL]                                 POLLUTION CONTROL FACILITIES
                                       FINANCING AUTHORITY

Attest


By: /s/                                BY: /s/
    ______________________________         _____________________________________
    Assistant Secretary                               George B. Wilson
                                                      Executive Director

                                       EL CONQUISTADOR PARTNERSHIP L.P.
                                       BY:      KUMAGAI CARIBBEAN, INC.
                                                GENERAL PARTNER



                                       By: /s/
                                           _____________________________________
                                           Shunsuke Nakane
                                           President

                                                WKA EL CON ASSOCIATES,
                                                GENERAL PARTNER



                                       By: /s/
                                           _____________________________________
                                           Norman J. Menell
                                           Authorized Signatory




                                      IX-6



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